72nd Annual Report 2001

Tri-Continental Corporation

an investment you can live with

Tri-Continental Corporation invests to produce future growth of both capital and income, while providing reasonable current income.

TY is Tri-Continental Corporation’s symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

February 8, 2002

To the Stockholders:

     For the year ended December 31, 2001, Tri-Continental posted a total return of –10.20% based on net asset value and –5.22% based on market price, while the Standard & Poor’s 500 Composite Stock Index (S&P 500) returned –11.88% and the Lipper Closed-End Growth & Income Funds Average returned –4.85%.

     The past year was a challenging one, as the US economy slipped into recession and the country was confronted with terrorism. Like the S&P 500, the other major equity indices also ended 2001 in negative territory, with the Nasdaq Composite Index returning –21.05%, and the Dow Jones Industrial Average posting a –7.10% total return for the one-year period.

     In the face of steep drops in industrial production and capital investment, the Federal Reserve Board lowered the federal funds rate on 11 occasions during 2001 in an effort to restart the economy. Interest rates, which began the year at 6.50%, had been cut to 1.75% by year-end. The September 11 terrorist attacks caused a sharp drop in stock prices, but the market soon recouped those losses. While the attacks inflicted a serious economic blow, the US economy had already entered into a recession starting in March 2001, according to the National Bureau of Economic Research. The bright spot during 2001 was the strength of the consumer. The September 11 attacks and rising unemployment did cause consumer spending to pull back slightly but, overall, the consumer remained strong, helped by lower interest rates and lower energy prices.

     Looking ahead to 2002, we believe that much of the downturn is behind us, and that the economy will strengthen during the year. The National Association of Purchasing Managers Index has reversed its downward trend. Preliminary reports suggest that the economy actually expanded slightly during the fourth quarter, and the stock market, which was volatile throughout 2001, staged a rally during that three-month period. The market is a forward-looking mechanism, and it has historically risen in advance of improved economic conditions. Businesses, having instituted cost-cutting measures, should begin to meet and perhaps exceed earnings targets. Business inventories have been reduced, and a sudden increase in demand could spur new manufacturing activity and help profits. Lower tax rates should also provide a constructive environment for growth. While we expect continued uncertainty (especially in light of the global war on terrorism), we are optimistic that the US economy will both adapt to any challenges that lie ahead and resume economic expansion.

     It is important for investors to develop and maintain long-term strategies. As some investors learned during the heavy selling that followed the reopening of the financial markets on September 17, short-term financial decisions based upon emotion can negatively impact an otherwise sound investment strategy.

Tri-Continental Corporation

     We are pleased to introduce Ben-Ami Gradwohl and David Guy as Co-Portfolio Managers of Tri-Continental. Ben-Ami and David head up Seligman Disciplined Investment Group, which was formed last fall by the merger of two existing investment teams at J. & W. Seligman. This merger will increase the investment resources available to Tri-Continental, and we are confident that this will result in improved investment performance going forward.

     In 2001, Tri-Continental Corporation paid $0.28 per share in dividends and $1.113 per share in long-term capital gains. This is in keeping with our efforts to limit Stockholders’ exposure to short-term capital gains (which are disadvantageous from a tax standpoint), within the boundaries of prudent portfolio management. From November 18, 2000, through November 15, 2001, Tri-Continental repurchased 7,671,581 shares, representing 6.2% of shares outstanding, a significant increase over the previous year. As of this writing, Tri-Continental’s market price represented a discount from its net asset value per share of approximately 11%.

We would like to extend our sincere thanks to those Stockholders who participated in Tri-Continental’s 2001 Mid-Year Survey. Your input helps us to respond better to your needs. Survey results can be found on pages 10 and 11 of this report. We thank you for your continued support of Tri-Continental Corporation, and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers regarding the Corporation’s results follow this letter.

By order of the Board of Directors,

William C. Morris
Chairman

                                                                                                                             Brian T. Zino
                                                                                                                             President

Tri-Continental Corporation

Interview With Your Portfolio Managers, Ben-Ami Gradwohl and David Guy

What were Tri-Continental’s investment results in 2001?

     For the 12 months ended December 31, 2001, Tri-Continental Corporation posted a total return of –10.20% based on net asset value and –5.22% based on market price. During the same time period, the Standard & Poor’s 500 Composite Stock Index (S&P 500) returned –11.88%, and the Corporation’s peers, as measured by the Lipper Closed-End Growth & Income Funds Average, returned –4.85%.

What economic and market factors affected the Corporation’s results during 2001?

     The US economy weakened significantly during 2001, falling into a recession in March, according to the National Bureau of Economic Research. Among the problems was a sharp pullback in capital spending by businesses, whose profits came under severe pressure. The manufacturing sector in general, and technology companies in particular, were hurt by the lack of business spending. Many companies responded to weak demand and decreased earnings by instituting layoffs, which in turn caused the unemployment rate to rise to levels not seen since the last recession. The Federal Reserve Board lowered interest rates on 11 occasions during 2001, reducing the federal funds rate to 1.75% from 6.50% during the course of the year, hoping to reverse the economic slide. Consumers remained more resilient than businesses, helped by lower interest rates and a wave of mortgage refinancings. The September 11 terrorist attacks exacerbated an already difficult economic situation, but they may have had the effect of speeding up the correction process in the economy. The stock market regained its post-September 11 losses, and the economy has recently shown signs of strength.

What was your investment strategy during 2001, and what changes are contemplated going forward?

     Tri-Continental’s largest holdings at year-end were in financials, health care, and retailing. Throughout 2001, the Corporation’s portfolio was repositioned to anticipate a rebound in the US economy, something we think will occur later in 2002. Because an economic upturn is impossible to time precisely, it is important for Tri-Continental to be invested in advance; once the rebound is underway, it would likely be too late to take full advantage. Tri-Continental’s portfolio became less defensive in 2001, and more weighted toward stocks that tend to benefit from an environment of accelerating economic growth. Specifically, the Corporation added to its holding in the retail, paper and forest products, and telecommunications services sectors. Also, anticipating an increase in advertising sales, some names in the media sector were added. During the period under review, Tri-Continental’s holdings in the areas of electronic technology, communications equipment, and energy were reduced. (During 2000 and 2001, Tri-Continental did not hold shares of Enron.)

A Team Approach

Tri-Continental Corporation is managed by the Seligman Disciplined Investment Group, headed by Ben-Ami Gradwohl and David Guy. They are assisted by a group of seasoned professionals who are responsible for research and trading consistent with Tri-Continental’s investment objective. Group members include Bettina Abrams, Jackson Chow, Frank Fay, Amy Fujii, Ray Lam, David Levy, Michael McGarry, Hendra Soetjahja, Jonathan Roth, Brian Turner, and Nancy Wu.

(continued on page 5)

Tri-Continental Corporation

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended December 31, 2001
		Average Annual

	Three	One	Five	10
	Months*	Year	Years	Years

Market Price**	8.13%	(5.22)%	8.78%	8.92%
Net Asset Value**	10.63	(10.20)	7.75	10.18
Lipper Closed-End
Growth & Income
Funds Average***	12.22	(4.85)	8.90	10.58
S&P 500***	10.69	(11.88)	10.70	12.94

PRICE PER SHARE
December 31, 2001		September 30, 2001	June 30, 2001	March 31, 2001	December 31, 2000

Market Price	$18.75	$18.30	$21.77	$20.66	$21.1875
Net Asset Value	21.69	20.69	24.47	23.30	25.87

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Year Ended December 31, 2001
	Capital Gain (Loss)

Dividends Paid†	Paid	Realized	Unrealized

$0.28	$1.113	$(0.61)	$0.31††

The net realized capital gain and dividend distributions paid in 2001 totaled $1.393. This is equal to 5.91% of the Corporation’s average end-of-quarter net asset values for the prior four quarters (December 2000 to September 2001).

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.
***	The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges.
Investors cannot invest directly in an index or an average.
†	Preferred Stockholders were paid dividends totaling $2.50 per share.
††	Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2001.

Tri-Continental Corporation

Interview With Your Portfolio Managers (continued)

     Going forward, Tri-Continental’s portfolio will be constructed using a mixture of quantitative and analytical approaches, along with fundamental investment analysis. Using a quantitative model allows for the evaluation of a large number of companies with a great degree of objectivity, while seeking to reduce the risk of the portfolio relative to its benchmark, the S&P 500. At the same time, management of the Corporation’s portfolio will continue to be active, with an emphasis on bottom-up stock picking based on in-depth company research. The focus will remain on finding reasonably valued stocks with strong earnings. Individual stocks will still be judged by forward-looking indicators such as earnings acceleration, revenue, and cash flow. In terms of performance, our goal is to minimize volatility and maximize consistency.

What sectors contributed positively to portfolio performance?

     Health care was a strong performer during the year, particularly medical product stocks. Consumer cyclicals also performed well and added positively to performance. Returns were also helped by good stock picking in the software and services sector.

What sectors detracted from portfolio performance?

     The areas that detracted most from performance during 2001 were consumer staples and the energy sector (specifically natural gas and utilities). Tri-Continental’s overweighting in technology also hurt performance overall, particularly during the third quarter, although the sector rebounded quite strongly during the fourth quarter.

What is your outlook for 2002?

     In 2002, we expect the economy to strengthen and begin to accelerate, most likely during the second half of the year. The economy is likely to be helped by the combination of an accommodative Fed policy, increased government spending, lower tax rates, and continued strong consumer spending. There have been fewer earnings disappointments, and we believe this is a positive sign that the economy may have turned the corner. Stock markets, which rallied during the fourth quarter of 2001, have historically anticipated economic rebounds.

     The manufacturing sector and other areas of the economy that have been hit hardest by the downturn could continue to face difficulties over the short term. We think some sectors of the economy will recover more quickly than others. For example, cyclicals and basic materials are likely to benefit from an upswing. We believe that technology, which has suffered significantly during the past two years, is poised for a recovery, albeit an uneven one (consumer electronics and PCs will likely see more growth than telecommunications). Businesses, having scaled back capital spending and instituted cost-cutting measures, will likely increase their expenditures in 2002 if they feel confident the economic picture has brightened. After the declines of 2000 and 2001, a third consecutive year of negative stock market performance would be almost unprecedented. We believe that Tri-Continental Corporation, having positioned its portfolio to benefit from an economic recovery, will enjoy a more successful 2002.

Tri-Continental Corporation

Highlights of the Year

Net asset value of each share of Common Stock was $21.69 at December 31, compared to $25.87 at the start of the year. If you took the June and December gain distributions in additional shares, the net asset value of each share you owned at the beginning of 2001 was equivalent to $22.92 at year end. Assuming the investment of dividends and gain distributions in shares, the total return was (10.20)%.

Distribution of Realized Gain

     Your Directors declared a net long-term distribution of $0.103 per Common share from the balance of taxable net gains realized from November 1, 2000, through December 31, 2000, which was paid on June 21, 2001, to Stockholders of record June 11, 2001.

     A net long-term distribution of $1.01 per Common share, realized on investments from January 1, 2001, through October 31, 2001, was paid on December 17, 2001, to Stockholders of record December 10, 2001.

     The Corporation is required to distribute to Common Stockholders substantially all of its undistributed net capital gains realized through October 31, 2001, to avoid a 4% federal excise tax.

     For those Stockholders who took the June and December payments in shares, these gains were reinvested at $22.28 and $19.52, on June 21, 2001 and December 17, 2001, respectively. Distributions should be taken into account in measuring the results of an investment in Tri-Continental Common Stock, and should be taken in shares if you want your investment to benefit from the full effect of compounding.

Operating expenses for the year were $18,616,646. The ratio of expenses to the average value of net investment assets was 0.59%, up from 2000’s expense ratio of 0.54%. This was due to a drop in net assets and an increase in transfer agent expenses.

Common Stock dividends, paid quarterly, totaled $0.28 per share on an average of 130,269,000 shares, compared to $0.33 in 2000 when, on average, there were approximately 6,386,000 fewer shares outstanding. Common Stock dividends paid in 2001 with the December 2000 and June 2001 capital gain distributions taken in additional shares were equivalent to $0.32 per share.

Preferred Stock dividends, paid each quarter, completed 72 years of uninterrupted payments. Total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $56.62 per Preferred share.

Stock Repurchase Program

     For the period from November 18, 2000, through November 15, 2001, the last full year of the Stock Repurchase Program, the Corporation repurchased 7,671,581 shares, representing 6.2% of outstanding shares at the beginning of the period. This compares to 5,085,538 shares repurchased in the year ended November 17, 2000, representing 4.4% of shares outstanding.

Tri-Continental Corporation

Highlights of the Year (continued)

Assets at Year End:	2001	2000

Total assets	$2,916,124,752	$3,537,559,628
Amounts owed	4,832,988	41,914,001

Net Investment Assets	$2,911,291,764	$3,495,645,627
Preferred Stock, at par value	37,637,000	37,637,000

Net Assets for Common Stock	$2,873,654,764	$3,458,008,627

Common shares outstanding	132,464,248	133,643,365
Net Assets Behind Each Common Share	$21.69	$25.87
With 2001 gain distributions taken in shares	$22.92	—
Taxable Gain:
Net capital gain (loss) realized	$(80,526,356)	$352,066,264
Per Common share	$(0.61)	$2.63
Accumulated capital losses/undistributed
capital gains, end of year	$(205,654,354)	$17,959,101
Per Common share, end of year	$(1.55)	$0.13
Unrealized capital gains, end of year	$41,115,901	$375,514,894
Per Common share, end of year	$0.31	$2.81

Distribution of Gain:
Per Common share	$1.113	$3.30

Income:
Total investment income earned	$61,240,164	$64,398,298
Expenses	18,616,646	21,147,547
Preferred Stock dividends	1,881,850	1,881,850

Income for Common Stock	$40,741,668	$41,368,901

Expenses to average net investment assets	0.59%	0.54%
Expenses to average net assets for Common Stock	0.60%	0.54%

Dividends per Common Share	$0.28	$0.33
With December 2000 and June 2001 gain distributions
taken in shares	$0.32	—

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

Purchases of Common Stock. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock are made by the Corporation in the open market and from Stockholders participating in withdrawal plans to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan. During 2001, 1,561,757 shares were purchased by Stockholders through the Plan.

     The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. As discussed further under Stock Repurchase Program on page 13, during 2001 the Corporation purchased 5,465,600 additional shares.

Traditional Individual Retirement Account (IRA). You may contribute up to $3,000 per year to a Traditional IRA provided you have earned income and are under age 70 1 / 2 . A working or non-working spouse may also contribute up to $3,000 to a separate Traditional IRA. Individuals age 50 and over may contribute up to $500 extra as “catch-up contributions.” Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and are not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2002 is less than $34,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $54,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $3,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your modified adjusted gross income (MAGI) must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total contributions to a Roth IRA and a Traditional IRA cannot exceed $3,000 in any year. Individuals age 50 and over may contribute up to $500 extra as “catch-up contributions.” Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59 1 / 2 , for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70 1 / 2 (if you have earned income), and you are not required to take minimum distributions at age 70 1 / 2 . You may convert an

Tri-Continental Corporation

Stockholder Services (continued)

existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA before converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA. Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $40,000 per participant. For retirement plan purposes, no more than $200,000 may be taken into account as earned income under the plan in 2002 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental US and (212) 682-7600 outside the US. Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $11,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $22,000 a year.

The Automatic Cash Withdrawal Plan enables owners of Common shares with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.

Federal Taxes

     Quarterly dividends paid on both the Preferred and Common Stocks for 2001 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, 52.48% of the 2001 quarterly dividends paid to Common and Preferred Stockholders qualifies for the dividends received deduction available to corporate Stockholders. In order to claim the dividends received deduction for these distributions, corporate Stockholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

     The distributions of $0.103 and $1.01 from net long-term gain, realized on investments from November 1, 2000 through December 31, 2000, and January 1, 2001 through October 31, 2001, respectively, were paid to Common Stockholders on June 21 and December 17, 2001, respectively. The long-term gain is designated as a “capital gain dividend” for federal income tax purposes and is taxable to Stockholders in 2001 as a long-term gain from the sale of capital assets, no matter how long Tri-Continental Common Stock may have been owned. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss would be treated as long-term to the extent it offsets the long-term gain distribution.

     The tax cost basis of shares acquired by investing the June 21 and December 17 capital gain distributions in additional shares was $22.28 and $19.52 per share, respectively.

Tri-Continental Corporation

Stockholder Survey Results

     In Tri-Continental’s 2001 Mid-Year Report, the Corporation enclosed a survey card designed to garner feedback from Stockholders. We are pleased to announce that we received nearly 4,300 responses and would like to thank you for taking the time to respond.

     This survey card was designed as a way to complement the Corporation’s yearly 20-minute phone survey of 500 randomly chosen Stockholders. Like the phone survey, the mail-in card allows us to track general trends in Stockholder demographics and satisfaction. However, where the phone survey is limited to Stockholders whose holdings are registered with the Manager, the mail-in card allows us to hear from the roughly 50% of our Stockholders who hold their shares “in street name” (investors who own their shares at a broker/dealer).

     Of the 4,300 Stockholders who responded, roughly 50% were registered and 50% were “street name.” Below you will find a summary of the results. Although the number of responses we received was large, that does not necessarily mean that the results tabulated below are representative of the Corporation’s Stockholders taken as a group.

				Registered	Street Name

1	.	Are You ...	Male	69.8%	76.5%
			Female	28.6%	21.7%
			Male & Female	1.6%	1.8%

2	.	How old are you?	Under 18	0.6%	1.1%
			18 - 34	2.1%	0.9%
			35 - 49	5.5%	4.7%
			50 - 64	16.8%	18.2%
			65 or older	74.9%	75.0%

3	.	How long have you been a Tri-Continental Stockholder?
			0 to 5 years	6.3%	21.6%
			5 to 10 years	14.2%	24.7%
			10 to 15 years	16.5%	18.5%
			More than 15 years	62.2%	34.0%
			No answer	0.8%	1.2%

4	.	Overall, how satisfied are you as a Stockholder of Tri-Continental Corporation?
		(Very Satisfied)	1	28.4%	20.2%
			2	30.6%	30.2%
			3	24.5%	29.3%
			4	8.5%	11.6%
		(Not at all satisfied)	5	6.9%	7.2%
			No answer	1.2%	1.5%

Tri-Continental Corporation

Stockholder Survey Results (continued)

				Registered	Street Name

5	.	How satisfied are you with Tri-Continental’s Stockholder Services department?
		(Very satisfied)	1	44.3%	33.8%
			2	30.5%	31.8%
			3	14.5%	22.0%
			4	5.7%	5.2%
		(Not at all satisfied)	5	2.8%	7.3%
			Never contacted	41.3%	71.3%
			No answer	1.3%	1.0%

6	.	Before reading this question, were you aware of Tri-Continental’s Stock Repurchase Program?
			Yes	78.8%	72.1%
			No	19.9%	26.8%
			No answer	1.4%	1.0%

7	.	Now that you are familiar with it, how favorably do you feel about the Stock Repurchase
		Program?
		(Very favorable)	1	43.6%	39.0%
			2	23.5%	24.5%
			3	18.9%	20.9%
			4	4.0%	4.3%
		(Not at all favorable)	5	4.1%	5.3%
			No answer	5.9%	6.1%

8	.	Tri-Continental’s common stock trades at a discount to its net asset value. Were you aware
		of this before reading this question?
			Yes	82.8%	81.9%
			No	11.4%	13.1%
			Don’t Know	4.6%	4.1%
			No answer	1.2%	0.9%

9	.	As far as Tri-Continental’s discount is concerned are you ...
			Pleased	31.3%	32.6%
			Indifferent	32.2%	29.8%
			Concerned	22.4%	24.2%
			Don’t Know	12.0%	10.9%
			No answer	2.1%	2.5%

Tri-Continental Corporation

A History of Building Long-Term Wealth and Income

     Tri-Continental invests primarily to produce long-term growth of both capital and income, while providing reasonable current income. The chart below shows the growth of Tri-Continental Stockholders’ capital over the past 20 years. The total cost of 1,000 shares of Tri-Continental purchased on December 31, 1981, was $20,710. Stockholders who took capital gain distributions in shares would have realized a nine-fold increase in the market value of these 1,000 shares to $157,971 by year-end 2001. For those who chose to take their dividends as well as capital gains in additional shares, the value of their investment in Tri-Continental Corporation would have grown to a market value of $296,780 at the end of 2001.

* Assumes the Stockholder did not exercise or sell the transferable rights distributed in connection with the 1992 rights offering. Either the exercise or sale of the rights would improve the above results.

     For the 20-year period ended December 31, 2001. The information provided above is based on past performance, which is no guarantee of future results, and excludes any commissions or sales charges associated with the purchase of Tri-Continental shares. The rate of return will vary, and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. If sales charges had been included, performance would have been lower. In addition, capital gain and dividend distributions taken in additional shares are subject to personal income tax in the year earned. The examples shown do not reflect the effect of such taxes.

     The chart above illustrates that Tri-Continental’s performance cannot be judged based upon stock-price appreciation/depreciation alone. Indeed, stock-price appreciation/depreciation is a small component of Tri-Continental’s total return. For Stockholders who take their capital gains in additional shares, and particularly for Stockholders who are able to take both their capital gains and their dividends in additional shares, the value of an investment in Tri-Continental has appreciated steadily over the years. This is because, while Tri-Continental’s stock price may not increase significantly, investors who take their distributions in additional shares may benefit from an increasing number of shares owned.

Tri-Continental Corporation

Stock Repurchase Program

     In November 2001, the Board of Directors authorized the renewal of Tri-Continental’s ongoing share repurchase program. The program authorizes the Corporation to repurchase up to 7.5% of the Corporation’s shares over a 12-month period, provided that the discount remains wider than 10%. The Board’s decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental’s closed-end structure, while seeking to increase the NAV of the Corporation’s outstanding shares.

     In November 2000, the Board of Directors approved several changes to the stock repurchase program which were intended to allow an increase in the number of shares bought back annually. During the first two years that the program was in place, the Corporation bought back 4.4% of the stock outstanding in the first year and 4.4% in the second year. In the third year (the year in which the changes to the plan were implemented), the Corporation bought back 6.2%, an indication that the changes had had the desired effect.

Introduce Tri-Continental to a Friend

     “Introduce Tri-Continental to a Friend” is a program designed to help encourage potential investors to consider investing in Tri-Continental. The initiative targets the more than 44,000 current Stockholders of record, individual investors, Wall Street analysts, and financial consultants through a comprehensive effort including advertising, direct mail, and one-on-one meetings. Tri-Continental has also published a brochure that traces its history since its launch in 1929.

     Reply cards allowing Stockholders to request “The Story of Tri-Continental” brochure and the “Introduce Tri-Continental to a Friend” investor package have been inserted in the Mid-Year and Annual Reports since the program’s inception. Response has been excellent, with several thousand copies of the brochure and the investor package distributed to date. A new reply card is inserted in this Annual Report.

     Stockholders are invited to request that an investor package be sent to one or more family members, friends, or associates. This package includes a letter from Mr. William C. Morris, Tri-Continental’s Chairman, a copy of the most recent Stockholder Report, a Prospectus, “The Story of Tri-Continental” brochure, and a pamphlet explaining the attributes of closed-end funds.

www.tri-continental.com

     Now Stockholders can get the latest Tri-Continental information — including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more — over the Internet, 24 hours a day, seven days a week.

     Tri-Continental’s website has been developed for the convenience of current Stockholders and to let the world know about Tri-Continental. In addition to up-to-date practical information, the site contains interesting facts about Tri-Continental, including a complete history.

     Please stop by www.tri-continental.com. We hope you find the site a useful one that you will want to visit often.

Tri-Continental Corporation

Diversification Of Net Investment Assets

The diversification of portfolio holdings by industry on December 31, 2001, was as follows. Individual securities owned are listed on pages 16 to 18.

				Percent of Net
				Investment Assets
				December 31,

	Issues	Cost	Value	2001	2000

Net Cash and Short-Term
Holding	1	$59,393,879	$59,393,879	2.0%	7.8%
Tri-Continental
Financial Division	2	8,741,471	7,404,199	0.3	0.3

	3	$68,135,350	$66,798,078	2.3%	8.1%

Capital Stocks:
Capital Goods	3	$154,816,176	$207,709,466	7.1%	6.5%
Chemicals	1	49,585,032	49,893,476	1.7	0.5
Commercial
Services and Supplies	—	—	—	—	1.9
Communications Equipment	1	42,848,581	38,562,900	1.3	4.5
Computers and Peripherals	3	147,845,818	90,986,608	3.1	3.7
Consumer Staples	4	159,303,019	160,845,055	5.5	5.2
Electronic Equipment
and Instruments	1	33,423,492	27,620,704	0.9	0.9
Energy	5	187,070,513	199,404,465	6.9	10.4
Financials	9	365,524,877	489,432,135	16.8	17.4
Health Care	7	304,065,848	400,199,160	13.8	14.2
Hotels, Restaurants and Leisure	1	31,767,436	26,211,285	0.9	1.2
Media	6	226,376,281	194,445,152	6.7	1.4
Paper and Forest Products	2	77,660,638	78,275,750	2.7	0.5
Retailing	6	248,854,067	260,425,802	9.0	3.4
Semiconductor
Equipment and Products	6	277,285,942	225,285,134	7.7	6.8
Software and Services	4	201,389,912	164,670,922	5.7	5.4
Telecommunication Services	5	222,726,154	161,582,672	5.6	4.6
Transportation	1	29,646,658	33,255,000	1.1	—
Utilities	1	41,850,069	35,688,000	1.2	3.4

	66	$2,802,040,513	$2,844,493,686	97.7%	91.9%

Net Investment Assets	69	$2,870,175,863	$2,911,291,764	100.0%	100.0%

Tri-Continental Corporation

Largest Portfolio Changes
October 1 to December 31, 2001

Ten Largest Purchases	Ten Largest Sales

Philip Morris Companies, Inc.*	Pitney Bowes Inc.**
News Corporation Limited (ADRs)*	American Home Products Corporation**
Sears, Roebuck and Co.*	Verizon Communications
Air Products and Chemicals, Inc.*	Electronic Data Systems Corporation**
Weyerhaeuser Company*	Cisco Systems, Inc.**
Fannie Mae	Schlumberger Ltd.**
Bowater Incorporated*	International Business Machines Corporation
AMR Corporation*	Dynegy Inc. Class “A”**
Exxon Mobil Corporation	Calpine Corporation**
Bank of America Corporation*	Microsoft Corporation

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
*	Position added during the period.
**	Position eliminated during the period.

10 Largest Equity Holdings
December 31, 2001
			Increase (Decrease)
	December 31, 2001		in Value

	Cost	Value	For	Since
	(000s)	(000s)	2001	Purchase

Microsoft Corporation	$128,066	$113,316	52.6%	(11.5)%
General Electric Company	80,630	103,607	(16.4)	28.5
Exxon Mobil Corporation	78,919	95,959	(9.6)	21.6
Fannie Mae	93,841	93,985	(8.4)	0.2
St. Jude Medical, Inc.	44,920	87,116	26.4	93.9
Baxter International Inc.	52,900	86,505	21.5	63.5
United Technologies Corporation	55,820	86,252	(17.8)	54.5
Citigroup Inc.	58,441	84,049	(1.1)	43.8
American International Group, Inc.	42,312	75,581	(19.7)	78.6
Pfizer Inc.	61,572	75,181	(13.4)	22.1

	$697,421	$901,551

Tri-Continental Corporation

Portfolio of Investments		December 31, 2001
	Shares	Value

COMMON STOCKS 97.7%
CAPITAL GOODS – 7.1%
General Electric Company	2,585,000	$103,606,800
Masco Corporation	728,600	17,850,700
United Technologies Corporation	1,334,550	86,251,966

		$207,709,466

CHEMICALS – 1.7%
Air Products and Chemicals, Inc.	1,063,600	$49,893,476

COMMUNICATIONS EQUIPMENT – 1.3%
QUALCOMM Incorporated*	764,000	$38,562,900

COMPUTERS AND PERIPHERALS – 3.1%
Compaq Computer Corporation	1,944,100	$18,974,416
EMC Corporation*	1,424,600	19,146,624
International Business Machines Corporation	437,050	52,865,568

		$90,986,608

CONSUMER STAPLES – 5.5%
Coca-Cola Company	586,500	$27,653,475
Kraft Foods Inc. Class “A”*	1,240,000	42,197,200
PepsiCo, Inc.	675,000	32,865,750
Philip Morris Companies, Inc.	1,267,800	58,128,630

		$160,845,055

ELECTRONIC EQUIPMENT AND INSTRUMENTS – 0.9%
Jabil Circuit, Inc.*	1,215,700	$27,620,704

ENERGY – 6.9%
BP plc (ADRs) (United Kingdom)	742,550	$34,536,001
Baker Hughes, Inc.	530,500	19,347,335
ChevronTexaco Corporation	204,900	18,361,089
Exxon Mobil Corporation	2,441,700	95,958,810
Royal Dutch Petroleum Company (NY shares) (Netherlands)	636,500	31,201,230

		$199,404,465

FINANCIALS – 16.8%
American International Group, Inc.	951,900	$75,580,860
Bank of America Corporation	374,500	23,574,775
Bank of New York Company, Inc.	1,363,000	55,610,400
Chubb Corporation (The)	904,000	62,376,000
Citigroup Inc.	1,665,000	84,049,200
Fannie Mae	1,182,200	93,984,900
Merrill Lynch & Co. Incorporated	560,000	29,187,200
Principal Financial Group, Inc. (The)	427,200	10,252,800
XL Capital Ltd. Class “A” (Bermuda)	600,000	54,816,000

		$489,432,135

See footnotes on page 18.

Tri-Continental Corporation

Portfolio of Investments (continued)		December 31, 2001
	Shares	Value

HEALTH CARE – 13.8%
Abbott Laboratories	900,000	$50,175,000
Baxter International Inc.	1,613,000	86,505,190
Bristol-Myers Squibb Company	556,700	28,391,700
Genentech, Inc.*	345,700	18,754,225
Johnson & Johnson	915,000	54,076,500
Pfizer Inc.	1,886,600	75,181,010
St. Jude Medical, Inc.*	1,121,900	87,115,535

		$400,199,160

HOTELS, RESTAURANTS AND LEISURE – 0.9%
Starwood Hotels & Resorts Worldwide, Inc.	878,100	$26,211,285

MEDIA – 6.7%
AOL Time Warner Inc.*	1,072,900	$34,440,090
Clear Channel Communications, Inc.*	365,100	18,587,241
Comcast Corporation Class “A”*	1,230,600	44,307,753
Interpublic Group of Companies, Inc.	565,400	16,701,916
News Corporation Limited (ADRs) (Australia)	1,856,700	59,061,627
Viacom Inc. Class “B”*	483,500	21,346,525

		$194,445,152

PAPER AND FOREST PRODUCTS – 2.7%
Bowater Incorporated	646,700	$30,847,590
Weyerhaeuser Company	877,000	47,428,160

		$78,275,750

RETAILING – 9.0%
Costco Wholesale Corporation*	832,800	$36,967,992
Home Depot, Inc. (The)	691,100	35,253,011
Limited Inc. (The)	1,922,600	28,300,672
May Department Stores Company	904,800	33,459,504
Sears, Roebuck and Co.	1,185,400	56,472,456
Wal-Mart Stores, Inc.	1,215,850	69,972,167

		$260,425,802

SEMICONDUCTOR EQUIPMENT AND PRODUCTS – 7.7%
Agere Systems Inc. Class “A”*	5,754,800	$32,744,812
Analog Devices, Inc.*	1,002,300	44,492,097
Intel Corporation	2,047,800	64,393,071
Micron Technology, Inc.*	581,600	18,029,600
Novellus Systems, Inc.*	680,500	26,862,738
Xilinx, Inc.*	992,900	38,762,816

		$225,285,134

SOFTWARE AND SERVICES – 5.7%
Citrix Systems, Inc.*	756,350	$17,142,673
Microsoft Corporation*	1,710,300	113,315,926
Oracle Corporation*	1,289,300	17,811,680
VERITAS Software Corporation*	365,800	16,400,643

		$164,670,922

See footnotes on page 18.

Tri-Continental Corporation

Portfolio of Investments (continued)		December 31, 2001
	Shares	Value

TELECOMMUNICATION SERVICES – 5.6%
AT&T Corp.	1,334,500	$24,207,830
SBC Communications, Inc.	1,532,100	60,012,357
Sprint FON Group	909,700	18,266,776
Sprint PCS Group*	1,292,500	31,549,925
Verizon Communications	580,400	27,545,784

		$161,582,672

TRANSPORTATION – 1.1%
AMR Corporation*	1,500,000	$33,255,000

UTILITIES – 1.2%
El Paso Corporation	800,000	$35,688,000

TOTAL COMMON STOCKS
(Cost $2,802,040,513)		$2,844,493,686

TRI-CONTINENTAL FINANCIAL DIVISION† – 0.3%
(Cost $8,741,471)		$7,404,199

SHORT-TERM HOLDING – 1.7%
(Cost $49,800,000)		$49,800,000

TOTAL INVESTMENTS – 99.7%
(Cost $2,860,581,984)		$2,901,697,885

OTHER ASSETS LESS LIABILITIES – 0.3%		9,593,879

NET ASSETS – 100.0%		$2,911,291,764

*Non-income producing security.

†Restricted security.

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets and Liabilities December 31, 2001

Assets:
Investments at value:
Common stocks (cost—$2,802,040,513)	$2,844,493,686
Tri-Continental Financial Division (cost—$8,741,471)	7,404,199
Short-Term Holding (cost—$49,800,000)	49,800,000

Total Investments (cost—$2,860,581,984)		$2,901,697,885
Cash		9,542,014
Receivable for dividends and interest		4,334,535
Investment in, and expenses prepaid to, stockholder
service agent		466,338
Receivable for Common Stock sold		27,293
Other		56,687

Total Assets		$2,916,124,752

Liabilities:
Payable for Common Stock repurchased		$2,158,741
Management fee payable		989,167
Preferred dividends payable		470,463
Accrued expenses and other		1,214,617

Total Liabilities		$4,832,988

Net Investment Assets		$2,911,291,764
Preferred Stock, at $50 par value		37,637,000

Net Assets for Common Stock		$2,873,654,764

Net Assets per Share of Common Stock
(Market Value—$18.75)		$21.69

Statement of Capital Stock and Surplus December 31, 2001
Capital Stock:
$2.50 Cumulative Preferred Stock, $50 par value,
asset coverage per share—$3,867.59
Shares authorized—1,000,000; issued
and outstanding—752,740		$37,637,000
Common Stock, $0.50 par value:
Shares authorized—159,000,000; issued
and outstanding—132,464,248		66,232,124
Surplus:
Capital surplus		2,968,734,612
Undistributed net investment income		3,226,481
Accumulated net realized loss		(205,654,354)
Net unrealized appreciation of investments		41,115,901

Net Investment Assets		$2,911,291,764

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations For the Year Ended December 31, 2001

Investment Income:
Dividends (net of foreign taxes withheld of $220,136)	$49,352,565
Interest	11,887,599

Total Investment Income		$61,240,164
Expenses:
Management fee	$12,508,900
Stockholder account and registrar services	3,917,226
Stockholder reports and communications	812,099
Custody and related services	430,088
Directors’ fees and expenses	292,136
Stockholders’ meeting	277,846
Auditing and legal fees	185,147
Registration	87,799
Miscellaneous	105,405

Total Expenses		18,616,646

Net Investment Income		$42,623,518	*
Net Realized and Unrealized Loss
on Investments:
Net realized loss on investments	$(80,526,356)
Net change in unrealized appreciation
of investments	(334,398,993)

Net Loss on Investments		(414,925,349)

Decrease in Net Investment Assets
From Operations		$(372,301,831)

* Net investment income available for Common Stock is $40,741,668, which is net of Preferred Stock dividends of $1,881,850.

See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets
	Year Ended December 31,

	2001	2000

Operations:
Net investment income	$42,623,518	$43,250,751
Net realized gain (loss) on investments	(80,526,356)	352,066,264
Net change in unrealized appreciation
of investments	(334,398,993)	(777,024,822)

Decrease in Net Investment Assets
from Operations	$(372,301,831)	$(381,707,807)

Distributions to Stockholders:
Net investment income:
Preferred Stock (per share: $2.50 and $2.50)	$(1,881,850)	$(1,881,850)
Common Stock (per share: $0.28 and $0.33)	(36,514,647)	(40,881,373)

	$(38,396,497)	$(42,763,223)
Net realized long-term gain on investments:
Common Stock (per share: $1.113 and $3.30)	(143,071,826)	(407,048,103)

Decrease in Net Investment Assets
from Distributions	$(181,468,323)	$(449,811,326)

Capital Share Transactions:
Value of shares of Common Stock issued
at market price in gain distributions
(5,058,205 and 12,645,131 shares)	$99,939,945	$286,065,681
Value of shares of Common Stock issued
for investment plans (1,561,757 and 1,600,582 shares)	32,372,698	39,883,293
Cost of shares of Common Stock purchased
from investment plan participants
(2,334,926 and 2,360,838 shares)	(48,682,192)	(59,186,968)
Cost of shares of Common Stock purchased in the
open market (5,465,600 and 3,478,200 shares)	(114,215,667)	(87,100,541)
Net proceeds from issuance of shares of
Common Stock upon exercise of
Warrants (1,447 and 2,487 shares)	1,507	2,811

Increase (Decrease) in Net Investment Assets
from Capital Share Transactions	$(30,583,709)	$179,664,276

Decrease in Net Investment Assets	$(584,353,863)	$(651,854,857)
Net Investment Assets:
Beginning of year	3,495,645,627	4,147,500,484

End of Year (including undistributed net investment
income/(net of dividends in excess of net investment
income) of $3,226,481 and $(1,000,540), respectively)	$2,911,291,764	$3,495,645,627

See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements

1. Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

a.	Security Valuation — Investments in stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

d.	Distributions to Stockholders — The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation. The Corporation elected to defer to January 1, 2002, the recognition for tax purposes of net losses of $209,917,064 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

2. Capital Stock Transactions — Under the Corporation’s Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2001, 2,334,926 shares were purchased from Plan participants at a cost of $48,682,192, which represented a weighted average discount of 11.74% from the net asset value of those acquired shares. A total of 1,561,757 shares were issued to Plan participants during the year for proceeds of $32,372,698, at a discount of 10.84% from the net asset value of those shares.

     For the year ended December 31, 2001, the Corporation purchased 5,465,600 shares of its Common Stock in the open market at an aggregate cost of $114,215,667, which represented a weighted average discount of 11.58% from the net asset value of those acquired shares.

     At December 31, 2001, 300,398 shares of Common Stock were reserved for issuance upon exercise of 13,351 Warrants, each of which entitled the holder to purchase 22.49 shares of Common Stock at $1.00 per share. Assuming the exercise of all Warrants outstanding at December 31, 2001, net investment assets would have increased by $300,398 and the net asset value of the Common Stock would have been $21.65 per share. The number of Warrants exercised during the years 2001 and 2000, was 67 and 125, respectively.

Tri-Continental Corporation

Notes to Financial Statements (continued)

3. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, amounted to $3,603,732,461 and $3,558,885,262, respectively. At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $353,194,919 and $312,079,018, respectively.

4. Short-Term Investments — At December 31, 2001, the Corporation owned short-term investments which matured in less than seven days.

5. Management Fee, Administrative Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation’s daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 2001, was equivalent to an annual rate of 0.40% of the average daily net assets of the Corporation.

     Seligman Data Corp., which is owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,861,207 for stockholder account services in accordance with a methodology approved by the Corporation’s directors. Costs of Seligman Data Corp. directly attributable to the Corporation were charged to the Corporation. The remaining charges were allocated to the Corporation by Seligman Data Corp. pursuant to a formula based on the Corporation’s net assets, stockholder transaction volume and number of stockholder accounts. The Corporation’s investment in Seligman Data Corp. is recorded at a cost of $43,681.

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2001, of $349,499 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. Restricted Securities — At December 31, 2001, the Tri-Continental Financial Division of the Corporation was comprised of two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at December 31, 2001, were as follows:

Investments	Acquisition Date(s)	Cost	Value

WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$5,962,340	$4,884,110
Whitney Subordinated Debt Fund, L.P	7/12/89 to 11/10/98	2,779,131	2,520,089

Total		$8,741,471	$7,404,199

Tri-Continental Corporation

Financial Highlights

     The Corporation’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

     “Total investment return” measures the Corporation’s performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling shares of the Corporation.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

		Year Ended December 31,

	2001	2000	1999	1998	1997

Per Share Operating Performance:
Net Asset Value,
Beginning of Year	$25.87	$32.82	$34.13	$32.06	$29.28

Net investment income	0.32	0.35	0.48	0.54	0.60
Net realized and unrealized
investment gain (loss)	(3.02)	(3.25)	2.90	7.01	6.94
Net realized and unrealized loss
from foreign currency transactions	—	—	—	(0.01)	(0.17)

Increase (Decrease) from
Investment Operations	(2.70)	(2.90)	3.38	7.54	7.37
Dividends paid on Preferred Stock	(0.01)	(0.02)	(0.02)	(0.02)	(0.02)
Dividends paid on Common Stock	(0.28)	(0.33)	(0.48)	(0.52)	(0.60)
Distributions from net gain realized	(1.11)	(3.30)	(3.79)	(4.28)	(3.45)
Issuance of Common Stock
in gain distributions	(0.08)	(0.40)	(0.40)	(0.65)	(0.52)

Net Increase (Decrease)
in Net Asset Value	(4.18)	(6.95)	(1.31)	2.07	2.78

Net Asset Value,
End of Year	$21.69	$25.87	$32.82	$34.13	$32.06

Adjusted Net Asset Value,
End of Year*	$21.65	$25.82	$32.75	$34.06	$31.99
Market Value, End of Year	$18.75	$21.1875	$27.875	$28.50	$26.6875

See footnotes on page 25.

Tri-Continental Corporation

Financial Highlights (continued)

	Year Ended December 31,

	2001	2000	1999	1998	1997

Total Investment Return:
Based upon market value	(5.22)%	(11.56)%	12.57%	26.19%	27.96%
Based upon net asset value	(10.20)%	(8.29)%	10.67%	25.80%	26.65%
Ratios/Supplemental Data:
Expenses to average net
investment assets	0.59%	0.54%	0.56%	0.58%	0.60%
Expenses to average net assets for
Common Stock	0.60%	0.54%	0.56%	0.58%	0.60%
Net investment income to
average net investment assets	1.36%	1.10%	1.36%	1.59%	1.80%
Net investment income to average
net assets for Common Stock	1.37%	1.11%	1.38%	1.60%	1.82%
Portfolio turnover rate	124.34%	54.13%	42.83%	63.39%	83.98%
Net Investment Assets,
End of Year (000s omitted):
For Common Stock	$2,873,655	$3,458,009	$4,109,863	$4,002,516	$3,391,816
For Preferred Stock	37,637	37,637	37,637	37,637	37,637

Total Net Investment Assets	$2,911,292	$3,495,646	$4,147,500	$4,040,153	$3,429,453

* Assumes the exercise of outstanding warrants. See Notes to Financial Statements.

Tri-Continental Corporation

Report of Independent Auditors

The Board of Directors and Security Holders,

Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities of Tri-Continental Corporation, including the portfolio of investments, and the statement of capital stock and surplus as of December 31, 2001, the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Corporation’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 2001, and the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 8, 2002

For More Information

Manager	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	(800) TRI-1092	Stockholder Services
100 Park Avenue
New York, NY 10017	(800) 445-1777	Retirement Plan Services
Stockholder Service Agent	(212) 682-7600	Outside the United States
Seligman Data Corp.	(800) 622-4597	24-Hour Automated
100 Park Avenue		Telephone Access Service
New York, NY 10017

www.tri-continental.com

Tri-Continental Corporation

Directors and Officers of the Fund

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS

Number of
	Term of		Portfolios
	Office		in Fund
Name,	and		Complex
Position(s) held	Length		Overseen
with Fund,	of Time	Principal Occupation(s) During	by	Other
(Age)ø	Served#	Past Five Years and Other Information	Director	Directorships

John R.	2000-	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts	61	None
Galvin[2,4]	2003;	University; Director or Trustee, the Seligman Group of invest-
Director	1995 to	ment companies†; Chairman Emeritus, American Council on
(72)	Date	Germany; Governor of the Center for Creative Leadership;
Director, Raytheon Co., defense and commercial electronics;
National Defense University; and the Institute for Defense
Analyses. Formerly, Director, USLIFE Corporation, life insur-
ance; Ambassador, U.S. State Department for negotiations in
Bosnia; Distinguished Policy Analyst at Ohio State University
and Olin Distinguished Professor of National Security Studies at
the United States Military Academy. From June 1987 to June
1992, he was the Supreme Allied Commander, Europe and the
Commander-in-Chief, United States European Command.

Alice S.	2001-	President Emeritus, Sarah Lawrence College; Director or	61	None
Ilchman[3,4]	2004;	Trustee, the Seligman Group of investment companies†;
Director	1990 to	Trustee, the Committee for Economic Development; Chairman,
(66)	Date	The Rockefeller Foundation, charitable foundation; and
Director, Public Broadcasting Service (PBS). Formerly, Trustee,
The Markle Foundation, philanthropic organization; and
Director, New York Telephone Company; and International
Research and Exchange Board, intellectual exchanges.

Frank A.	2001-	Retired Chairman of the Board and Chief Executive Officer of	61	None
McPherson[3,4]	2004;	Kerr-McGee Corporation, diversified energy company; Director
Director	1995 to	or Trustee, the Seligman Group of investment companies†;
(68)	Date	Director, Kimberly-Clark Corporation, consumer products;
Conoco Inc., oil exploration and production; Bank of Oklahoma
Holding Company; Baptist Medical Center; Oklahoma Chapter
of the Nature Conservancy; Oklahoma Medical Research
Foundation; and National Boys and Girls Clubs of America; and
Oklahoma Foundation for Excellence in Education. Formerly,
Chairman, Oklahoma City Public Schools Foundation; and
Director, Federal Reserve System’s Kansas City Reserve Bank,
the Oklahoma City Chamber of Commerce, and Member of the
Business Roundtable.

See footnotes on page 31.

Tri-Continental Corporation

Directors and Officers of the Fund

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS (continued)

Number of
	Term of		Portfolios
	Office		in Fund
Name,	and		Complex
Position(s) held	Length		Overseen
with Fund,	of Time	Principal Occupation(s) During	by	Other
(Age)ø	Served#	Past Five Years and Other Information	Director	Directorships

John E.	1999-	Retired Chairman and Senior Partner, Sullivan & Cromwell, law	61	None
Merow[2,4]	2002;	firm; Director or Trustee, the Seligman Group of investment
Director	1991 to	companies†; Director, Commonwealth Industries, Inc., manu-
(72)	Date	facturers of aluminum sheet products; the Foreign Policy
Association; Municipal Art Society of New York; the U.S.
Council for International Business; and Vice Chairman, New
York-Presbyterian Healthcare System, Inc.; Life Trustee, New
York-Presbyterian Hospital; and Member of the American Law
Institute and Council on Foreign Relations.

Betsy S.	1999-	Attorney; Director or Trustee, the Seligman Group of invest-	61	None
Michel[2,4]	2002;	ment companies†; Trustee, The Geraldine R. Dodge
Director	1985 to	Foundation, charitable foundation; and World Learning, Inc.
(59)	Date	Formerly, Chairman of the Board of Trustees of St. George’s
School (Newport, RI); and Director, the National Association of
Independent Schools (Washington, DC).

James C.	1999-	Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm;	61	None
Pitney[3,4]	2002;	Director or Trustee, the Seligman Group of investment compa-
Director	1981 to	nies†. Formerly, Director, Public Service Enterprise Group,
(75)	Date	public utility.

Leroy C.	2001-	Chairman and Chief Executive Officer, Q Standards Worldwide,	60	None
Richie[2,4]	2004;	Inc., library of technical standards; Director or Trustee, the
Director	2000 to	Seligman Group of investment companies (except Seligman
(60)	Date	Cash Management Fund, Inc.)†; Director, Kerr-McGee
Corporation, diversified energy company; and Infinity, Inc., oil and gas services and exploration; Chairman, Highland Park
Michigan Economic Development Corp; Trustee, New York
University Law Center Foundation and Vice Chairman, Detroit
Medical Center. Formerly, Chairman and Chief Executive
Officer, Capital Coating Technologies, Inc., applied coating technologies; Vice President and General Counsel, Automotive
Legal Affairs, Chrysler Corporation.

See footnotes on page 31.

Tri-Continental Corporation

Directors and Officers of the Fund

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS (continued)

Number of
	Term of		Portfolios
	Office		in Fund
Name,	and		Complex
Position(s) held	Length		Overseen
with Fund,	of Time	Principal Occupation(s) During	by	Other
(Age)ø	Served#	Past Five Years and Other Information	Director	Directorships

James Q.	2000-	Director or Trustee, the Seligman Group of investment compa-	61	None
Riordan[3,4]	2003;	nies†; Director or Trustee, The Houston Exploration Company,
Director	1989 to	oil exploration; The Brooklyn Museum, KeySpan Corporation, a
(74)	Date	diversified energy and electric company; and the Committee for
Economic Development. Formerly, Co-Chairman of the Policy
Council of the Tax Foundation; Director, Tesoro Petroleum
Companies, Inc. and Dow Jones & Company, Inc., a business
and financial news company; Director and President, Bekaert
Corporation, high-grade steel cord, wire and fencing products company; Vice Chairman, Exxon Mobil Corporation, petroleum
and petrochemicals company; and Director, Public Broadcasting
Service (PBS).

Robert L.	2000-	Retired Vice President, Pfizer Inc., pharmaceuticals; Director or	61	None
Shafer[3,4]	2003;	Trustee, the Seligman Group of investment companies†.
Director	1991 to	Formerly, Director, USLIFE Corporation, life insurance.
(69)	Date

James N.	1999-	Retired Executive Vice President and Chief Operating Officer,	61	None
Whitson[2,4]	2002;	Sammons Enterprises, Inc., a diversified holding company;
Director	1993 to	Director or Trustee, the Seligman Group of investment compa-
(66)	Date	nies†; Director, C-SPAN, cable television, and CommScope,
Inc., manufacturer of coaxial cables.

See footnotes on page 31.

Tri-Continental Corporation

Directors and Officers of the Fund

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

Number of
	Term of		Portfolios
	Office		in Fund
Name,	and		Complex
Position(s) held	Length		Overseen
with Fund,	of Time	Principal Occupation(s) During	by	Other
(Age)ø	Served#	Past Five Years and Other Information	Director	Directorships

William C.	2000-	Chairman, J. & W. Seligman & Co. Incorporated, Chairman and	61	None
Morris*[1]	2003;	Chief Executive Officer of the Seligman Group of investment
Director,	1988 to	companies†; Chairman, Seligman Advisors, Inc., Seligman
Chairman of the	Date	Services, Inc., and Carbo Ceramics Inc., ceramic proppants for
Board and Chief		oil and gas industry; and Director, Seligman Data Corp., Kerr-
Executive Officer		McGee Corporation, diversified energy company. Formerly,
(63)		Director, Daniel Industries Inc., manufacturer of oil and gas metering equipment.

Brian T. Zino*[1]	2001-	Director and President, J. & W. Seligman & Co. Incorporated;	61	None
Director	2004;	President of twenty-one investment companies in the Seligman
and President	Dir.:	Group of investment companies and Director or Trustee of the
(49)	1993 to	Seligman Group of investment companies†, Seligman Advisors,
	Date;	Inc., and Seligman Services, Inc.; Chairman, Seligman Data
	Pres.:	Corp.; Member of the Board of Governors of the Investment
	1995 to	Company Institute; and Vice Chairman, ICI Mutual Insurance
	Date	Company.

Ben-Ami	2001 to	Managing Director, J. & W. Seligman & Co. Incorporated since	N/A	N/A
Gradwohl	Date	January 2000; Vice President and Co-Portfolio Manager of
Vice President		Seligman Common Stock Fund, Inc., Seligman Income Fund,
and Co-Portfolio		Inc., Seligman Tax-Aware Fund, Inc., and Tri-Continental
Manager		Corporation; Vice President of Seligman Portfolios, Inc. and Co-
(43)		Portfolio Manager of its Common Stock Portfolio and Income
Portfolio. Formerly, Portfolio Manager, Nicholas-Applegate
Capital Management from 1996 to 1999; and Vice President,
Research and Quantitative Analysis, Leland O’Brien Rubinstein
Associates, Inc. from 1994 to 1996.

David Guy	2001 to	Managing Director, J. & W. Seligman & Co. Incorporated since	N/A	N/A
Vice President	Date	January 2000; Vice President and Co-Portfolio Manager of
and Co-Portfolio		Seligman Common Stock Fund, Inc., Seligman Income Fund,
Manager		Inc., Seligman Tax-Aware Fund, Inc., and Tri-Continental
(43)		Corporation; Vice President of Seligman Portfolios, Inc. and Co-
Portfolio Manager of its Common Stock Portfolio and Income
Portfolio. Formerly, Portfolio Manager, Systematic Investment
Group, Nicholas-Appelgate Capital Management from 1997 to
1999; and Vice President, Equity Derivatives Analysis Group,
Salomon Brothers, Inc. from 1992 to 1996.

See footnotes on page 31.

Tri-Continental Corporation

Directors and Officers of the Fund

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)

Number of
	Term of		Portfolios
	Office		in Fund
Name,	and		Complex
Position(s) held	Length		Overseen
with Fund,	of Time	Principal Occupation(s) During	by	Other
(Age)ø	Served#	Past Five Years and Other Information	Director	Directorships

Thomas G.	2000 to	Senior Vice President, Finance, J. & W. Seligman & Co.	N/A	N/A
Rose	Date	Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.;
Vice President		Vice President, the Seligman Group of investment companies†,
(44)		Seligman Services, Inc. and Seligman International, Inc.
Formerly, Treasurer, the Seligman Group of investment compa-
nies and Seligman Data Corp.

Lawrence P.	VP:	Senior Vice President and Treasurer, Investment Companies,	N/A	N/A
Vogel	1992 to	J. & W. Seligman & Co. Incorporated; Vice President and
Vice President	Date;	Treasurer, the Seligman Group of investment companies†;
and Treasurer	Treas:	Treasurer, Seligman Data Corp. Formerly, Senior Vice President,
(45)	2000 to	Finance, J. & W. Seligman & Co. Incorporated, Seligman
	Date	Advisors, Inc. and Seligman Data Corp.; Vice President,
Seligman Services, Inc. and Treasurer, Seligman International,
Inc. and Seligman Henderson Co.

Frank J. Nasta	1994 to	General Counsel, Senior Vice President, Law and Regulation and	N/A	N/A
Secretary	Date	Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary,
(37)		the Seligman Group of investment companies†, Seligman Advisors,
Inc., Seligman Services, Inc., Seligman International, Inc. and
Seligman Data Corp. Formerly, Corporate Secretary, Seligman
Henderson Co.

The Corporation’s Statement of Additional Information (SAI) includes additional information about the directors and is available, without charge, upon request. You may call toll-free (800) TRI-1092 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Corporation, or to make stockholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th floor.
#	Each officer is elected annually by the Board of Directors.
†	The Seligman Group of investment companies consists of twenty-three registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

Tri-Continental Corporation

Managed by

J. & W. SELIGMAN & CO. INCORPORATED Investment Managers and Advisors ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common
Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

www.tri-continental.com

CETRI2 12/01